EXHIBIT 10.2

PHARMACY SERVICES AGREEMENT
THIS PHARMACY SERVICES AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is made this 3rd day of April, 2013, (the "Effective Date") by and between Accredo Health Group, Inc., a Delaware corporation having offices at 1640 Century Center Parkway, Memphis, TN 38134 ("Accredo"), and Raptor Pharmaceuticals Inc., a Delaware corporation having offices at 9 Commercial Boulevard, Suite 200, Novato, CA 94949 ("Company").  Accredo and Company are referred to herein individually as a "Party" and collectively as the "Parties."  The Parties hereto agree as follows:
WHEREAS, Company manufacturers the pharmaceutical drug product RP 103;
WHEREAS, Accredo owns or operates multiple specialty pharmacies that provide specialty pharmacy services throughout the United States, its territories and possessions; and
WHEREAS, the Parties desire to enter into this Agreement so that Accredo can distribute Company's pharmaceutical products, and to authorize Accredo to perform specified services to Company.
NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
1.	EXCLUSIVE DISPENSING PHARMACY:
Subject to the terms and conditions contained in this Agreement, Company hereby appoints Accredo as the sole and exclusive pharmacy which will dispense the Product (defined below) on a retail assignment of benefits basis to outpatient customers in United States, its territories or possessions (the "Territory") for a nephropathic cystinosis indication.
2.	THIRD PARTY PAYORS:
Notwithstanding the exclusivity provisions contained in Section 1 of this Agreement, if Accredo is not contracted with a patient's insurance carrier or other third-party payor, and therefore is unable to file a claim for reimbursement with such insurance carrier or third-party payor, Accredo will use its commercially reasonable efforts to obtain an agreement with such insurance carrier or third-party payor [****].  [****] of receiving the clean referral from [****], or such longer period as agreed by the parties, then [****] according to the procedure described in the Company's and [****] SOP (provided that the prescription was originally received from [****]) [****].  During the process of obtaining a contract with the payor, Accredo will regularly update Company on the status of obtaining the contract.  The parties agree that [****].
3.	HUB PROVIDER:
Company has contracted with [****] to serve as the HUB provider to perform services that may include, but not be limited to initial benefit verification for patients prescribed, conducting compliance and adherence programs and data aggregation.  Company shall provide Accredo [****] written notice should Company terminate or substantially alter its relationship with [****].
4.	TERM:
Unless and until this Agreement is terminated as provided for herein, this Agreement shall have an initial term of three (3) years, commencing on the Effective Date. Following the initial term, this Agreement will not automatically renew provided that this Agreement may be renewed upon mutual agreement of both parties for additional one-year terms.
5.	PRODUCT
: This Agreement governs Accredo's distribution of those Company products set forth in Exhibit A (the "Products"), which is attached hereto and incorporated by reference herein and which may be modified from time to time by the Parties upon written mutual consent.

6.	DESCRIPTION OF ACCREDO'S SPECIALTY PHARMACY SERVICES:
As a specialty pharmacy, Accredo will provide specialty pharmacy services, any of which may require separate service fees and/or discount arrangements in order for Accredo to provide.  These specialty services will include, but are not limited to, the following:
(a)	Patient Intake Services
:  patient enrollment, initial processing, insurance eligibility and benefits verification taken from [****] (or a replacement provider), alternative coverage searches, schedule of initial specialty medication order, and coordination of patient education and instruction for each new patient. For the purposes of this Agreement [****] acting as the HUB provider will perform the initial benefit investigation and Accredo will perform all subsequent benefit investigation, if necessary;
(b)	Pharmacy Dispensing Services:
dispensing of the specialty medications pursuant to a prescription in accordance with applicable law, the deposit of such specialty medications with a third party carrier (e.g., UPS or FedEx) to facilitate the delivery of same under Accredo's standard policy of shipping using overnight delivery, provided that from time to time on an exception basis, Accredo may use another appropriate shipping method that still maintains specified Product storage and shipment requirements and meets patient needs; and
(c)	Ongoing Clinical and Specialty Pharmacy Support Services:
patient education (no product marketing), assessment, clinical interventions and standard related clinical patient management activities and programs, all of which are clinically objective, physician consultations, authorization maintenance, assistance with patient coverage appeals on refill orders, re-fill follow-up calls, managing ongoing medication orders, and insurance follow-up and related ongoing delivery coordination after the initial shipment pursuant to the standard operating procedure (SOP) of Raptor and [****].
7.	ADDITIONAL SERVICES [****]:
(a)	[****].
[****]
(b)	Start Up Fee.
In consideration for Accredo's obligations including, but not limited to, the data described in Exhibit C provided by Accredo in accordance with the terms of this Agreement, Company will pay Accredo a startup fee (the "Startup Fee").  The total Startup Fee under this Agreement shall consist of $[****].  The Startup Fee will be paid by Company within [****].
In consideration of the Startup Fee, Accredo shall provide the following:
•	Semi-dedicated Implementation Manager responsible for the program development and design of the program
•	Program Design
•	Program Set-up
•	Database development
•	Reporting development & Testing
•	Development of file transfers
•	Staff training

(c)	Late Fee.
If Company fails to make any payment as stated herein, Accredo may charge a [****]. The late payment fee shall be calculated on the basis of a [****] for the actual number of days elapsed between the date upon which payment was due and the date upon which payment is made. Company agrees to pay reasonable attorney fees and expenses incurred by Accredo in enforcing its right of collection.
(d)	Data Report Modifications.
If Company requests additional report fields, changes to the report fields post execution, changes to the frequency or timing of reports, or data configurations not specified on Exhibit C and that require significant changes, Accredo shall notify Company and if Company agrees, an amendment will be executed to authorize such work, and Accredo shall revise the reporting format subject to a $[****], to be paid by Company within [****]. Any changes to the Data Reports must be done in an amendment and signed by both Parties before any work will begin.
(e)	Fee Adjustment.
In the event [****] there are material changes in the marketplace related to the reimbursement landscape or legislative changes that affect delivery of the Product, Accredo may propose to Company a reasonable increase to the [****] provided in this Agreement such that Accredo is compensated consistent with fair market value for the services performed under this Agreement.  In connection with such proposed increase, Accredo will provide all information and documents reasonably requested by Company to support Accredo's position and the parties will negotiate in good faith an appropriate adjustment to the [****].  Accredo will continue to provide the services under the then-current [****] until the parties mutually agree to adjust the [****].
8.	PRODUCT RETURNS:
The terms and conditions regarding all Product returns are provided in the Wholesale Product Purchase Agreement entered into concurrently with this Agreement.
9.	CO-PAYMENT ASSISTANCE PROGRAM SERVICES.
(i)           [****]
(ii)            Company will administer the CAP in accordance with written guidelines and protocols established and amended from time to time by Company.  Eligibility guidelines for the CAP will be set by Company.  The CAP will be administered by Company.  Company, in its sole discretion, may amend or terminate the CAP at any time.
(iii)            Company has established the CAP eligibility criteria.  Company represents that the CAP eligibility criteria comply with all applicable laws and will be designed to screen out, or otherwise make ineligible, patients from receiving any assistance under the CAP if such patient has prescription drug coverage under: (a) Medicaid; (b) Medicare; (c) TriCare; (d) the Indian Health Service; (e) the Department of Veterans Affairs Health Network; (f) the Federal Employee Health Benefit Program; (g) a state pharmaceutical assistance program; (g) any other federal or state government-subsidized health program (including any federal health care program (as defined under 42 U.S.C. § 1320a-7b(f)); or (i) commercial health care insurance if the patient insured under such commercial health care insurance resides in a state that prohibits the provision of free pharmaceutical products to individuals covered by commercial health care insurance (or pharmaceutical product subsidies to individuals covered by commercial health care insurance), or that would otherwise prohibit the product/incentives available through the CAP. Company shall be solely responsible for any liability arising in connection with the sale, or use of Company's products, and/or the design of the CAP, including the CAP eligibility criteria thereunder.

(iv)            [****]

(v)            Company will define the parameters for patient eligibility to participate in the CAP, [****].

(vi)            Accredo may only bill Company under the CAP for those amounts explicitly authorized in the CAP and may not bill Company under the CAP [****], or that pertain to a prescription that is not actually shipped to the CAP Patient. In the event that Accredo bills in violation of this section, Accredo shall be liable to refund to Company the amount of the overcharge.

(vii)          Company shall pay Accredo for all eligible CAP expense benefits extended to CAP Patients.  Accredo will submit [****] who have received their explanation of benefits document from payor.  In addition the invoice will include, and Company shall pay Accredo, [****].  Payments will be due within [****].  If the CAP is cancelled, Company shall pay Accredo outstanding payments within [****]. Company shall also pay Accredo a one-time set up fee of [****].

10.	SUSPENSION OF DISTRIBUTION AND RECALL:
The terms and conditions regarding suspension of Product distribution and recall will be governed by the terms related to that subject in in the Wholesale Product Purchase Agreement.
11.	OWN USE:
The Product purchased by Accredo from Accredo Wholesale division will be used by Accredo for dispensing Product as a pharmacy to patients pursuant to valid prescriptions, and Accredo will not wholesale Product purchased under this Agreement. Nothing herein shall be construed to limit Accredo's ability to conduct intra-company transfers of Product among Accredo's pharmacies, which includes those pharmacies directly owned by Accredo and those affiliated pharmacies which are owned or operated by an Accredo subsidiary.
12.	REPORTS:
Accredo will provide Company with reports as specified on Exhibit C, which is attached hereto and incorporated by reference herein. The database in which any data and information collected by Accredo in the course of performing under this Agreement resides shall be owned exclusively by Accredo, provided that Accredo will treat such data and information as confidential information of the Company and will not transfer or disclose such data and information to any third party (even in an aggregated and anonymized form) and will not use such data and information for any purposes unrelated to this Agreement. For clarity, the Reports (as defined in Exhibit C) provided to Company shall be owned by Company, provided that this does not transfer ownership of Accredo's dispense data to Company. The parties intend that these reports will comply with the Health Insurance Portability and Accountability Act of 1996, as amended, 42 U.S.C. § 1320d, et seq., and the implementing regulations promulgated thereunder (collectively referred to herein as "HIPAA"). All reports made hereunder (as specified on Exhibit C) must be consistent with the "HIPAA Compliance" subsection of the "Statutory and Regulatory Compliance" paragraph below. In the event of any inconsistency between the data file layouts set forth in Exhibit C and the aforementioned "HIPAA Compliance" subsection of the "Statutory and Regulatory Compliance" paragraph, the terms of the "HIPAA Compliance" subsection of the "Statutory and Regulatory Compliance" paragraph shall control and Accredo shall discuss with the Company the need to modify the data reports in a manner consistent with applicable law.
Company shall own the Reports received from Accredo and have the right to use the Reports and data therein for any purpose as permitted by law, and Company shall have a worldwide, fully paid-up, transferable license (with the right to sublicense) to use, reproduce, modify, create, derivative works of, display and perform all data and information contained in Reports, or, to the extent such Reports contain PHI, as permitted by the applicable patient's written authorization.
The parties acknowledge that state or federal law or existing contractual relationships with third party payors may restrict Accredo's ability to collect, use, and/or disclose as data certain patient, physician and payor specific data. Accredo shall not provide patient, physician and payor specific data and information where so limited by contract or state or federal law or regulation. New contracts with third party payors or the enactment of new state or federal laws or regulations may further limit the disclosure of patient, physician and payor specific data and information.
13.	ADVERSE EVENT AND PRODUCT COMPLAINT REPORTING:
Accredo will not be responsible for FDA reporting of adverse events. Accredo shall notify Company or its identified Vendor responsible for the capture and reporting of such events by warm transfer according to approved Company SOP of any Product adverse event complaint from a third party being reported to Accredo.  Suspected adverse events and product complaints left on a voice message outside of business hours will be captured and forwarded to the identified Vendor for processing [****] after capture from voice message.  "Adverse Event" shall mean any "Adverse Drug Experience" as defined in 21 CFR 310.305, 21 CFR 314.80 and/or 21 CFR 600.80 (as applicable) or any replacements thereto.  "Product Complaint" is defined in 21 CFR 211. 198 and/or 21 CFR 314.81 (b)(1).
14.	NON-EXCLUSIVITY:
Nothing herein shall be construed to limit Accredo from entering into other agreements with other manufacturers or wholesalers that allow Accredo to dispense products that compete with Company's Products.
15.	PRODUCT PROMOTION:
Accredo will not promote Company's Products, but Accredo will promote its own specialty pharmacy services to its customers in accordance with Accredo's standard business practices, which typically include (but are not necessarily limited to) informing its customers of pricing available for products distributed by Accredo.  Accordingly, Accredo shall not distribute or generate any promotional material containing claims relating to the Product.  Accredo may, however, provide its customers with educational information concerning the Product.  Company represents and warrants that any materials relating to the Product that it provides to Accredo: (i) are limited to communications that are intended to describe the Product or provide important Product-related information; (ii) if required under applicable law, have received the appropriate regulatory approval(s) prior to use (e.g., FDA approval); and (iii) do not involve the counseling or promotion of any off-label use.
Requests for product information, including on or off-label queries, will be forwarded to Raptor's identified Vendor responsible for Medical Information according to approved Company SOP.  Requests for product information occurring outside of business hours and left through voicemail will be forwarded to the Raptor Medical Information Vendor within [****] business days.
16.	DIVERSION:
Accredo shall promptly notify Company upon learning of any activity that appears to illegally divert any Products.
17.	SALES OUTSIDE THE UNITED STATES:
Accredo agrees not to dispense or otherwise distribute Products outside of the United States, its territories or possessions, unless otherwise agreed to between the Parties in a written amendment to this Agreement.
18.	TERMINATION:
This Agreement is made in good faith based on the assumption that early termination shall not be required. Notwithstanding the foregoing, early termination shall be permissible as follows:
(a)	By Company with [****].
(b)	By either Party with [****].
(c)	[****] or at any time thereafter, either Party may terminate this Agreement in the event that:

(i)	the other Party shall file any petition under any bankruptcy, reorganization, insolvency or moratorium laws, or any other law or laws for the relief of or in relation to the relief of debtors;

(ii)
there shall be filed against the other Party any involuntary petition under any bankruptcy statute or a receiver or trustee shall be appointed to take possession of all or substantial part of the assets of the party which has not been dismissed or terminated within sixty (60) days of the date of such filing or appointment;

(iii)	the other Party shall make a general assignment for the benefit of creditors or shall become unable or admit in writing its inability to meet its obligations as they mature;

(iv)	the other party shall institute any proceedings for liquidation or the winding up of its business other than for purposes of reorganization, consolidation or merger; or

(v)	[****]
(d)	[****] or at any time thereafter, by either Party if the terms of this Agreement are determined by either Party in good faith to be inconsistent with any applicable law.
(e)	This Agreement will automatically terminate upon termination of the Wholesale Product Purchase Agreement.
(f)
Upon termination of this Agreement for any reason, Accredo will provide the pharmacy records to another specialty pharmacy designated by Company for purposes of providing treatment for individual patients.

19.	MUTUAL REPRESENTATIONS AND WARRANTIES:
Each Party represents and warrants that (i) it possesses all corporate power and authority necessary to enter into this Agreement and to perform its obligations under this Agreement; (ii) all corporate acts and other proceedings required to be taken by or on the part of each Party to authorize it to perform its obligations under this Agreement have been duly and properly taken; (iii) this Agreement has been duly executed and delivered by each Party and constitutes legal, valid and binding obligations of each Party enforceable in accordance with its terms, subject to the application of general principles of equity and that the execution and performance of this Agreement will not conflict with or violate any other agreement or obligation binding on it; (iii) no approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by such Party of this Agreement or its consummation of the transactions contemplated by this Agreement; and (iv) neither it nor its officers, directors, and employees were or are debarred, suspended, proposed for debarment, or otherwise determined to be ineligible to participate in Federal health care programs (as that term is defined in 42 U.S.C. 1320a-7b(f)) or convicted of a criminal offense related to the provision of health care items or services (collectively, an "adverse enforcement action") and shall notify the other Party immediately upon becoming the subject of an adverse enforcement action.
20.	REPRESENTATIONS AND WARRANTIES BY DISTRIBUTOR:
Accredo represents and warrants that it has the necessary licenses, expertise, skills, personnel and resources to carry out its obligations under this Agreement.
21.	DISCLAIMER.
THE WARRANTIES STATED IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY BOTH PARTIES, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS.
22.	STATUTORY AND REGULATORY COMPLIANCE:
Accredo and Company shall comply with all applicable federal, state, and local laws and regulations governing their activities related to this Agreement,

including without limitation, laws related to fraud and abuse, false claims, patient confidentiality and/or privacy, provision of samples, and prohibition on kickbacks. Without limiting the generality of the foregoing, the Parties further agree as follows:
(a)	Services Fee.
Company represents and warrants that: (i) it has engaged Accredo to perform bona fide, legitimate, reasonable, and necessary Services (as specified in Exhibit B); (ii) the Services are not intended to serve, either directly or indirectly, as a means of marketing the Product, (iii) the Services are not intended to diminish the objectivity or professional judgment of Accredo; (iv) the Services do not involve the counseling or promotion of any off-label use of the Products; (iv) the Services Fee (specified in Exhibit B) does not constitute a discount or other form of compensation that must be included in best price, AMP, or ASP reporting; (v) the Services Fee is not intended in any way as remuneration for referrals or for other business generated; (vi) the Services Fee represents fair market value for the services based on arms-length negotiations; (vii) the Services do not involve the counseling or promotion of a business arrangement or other activity that violates any state or federal law; and (viil) the Services Fee paid pursuant to this Agreement is not intended in any way as a payment related to a drug formulary or drug formulary activities and has not been negotiated or discussed between the Parties in connection with any such drug formulary or formulary activities.
(b)	HIPAA Compliance.

(i)
Notwithstanding anything to the contrary herein (including the exhibits hereto), Accredo shall only provide information to Company in a manner consistent with HIPAA. Accordingly, the parties agree that Accredo shall only provide Company information that is de-identified in accordance with HIPAA's de-identification provision, 45 C.F.R. §

              164.514(b)(2), unless Accredo: (i) has on file a valid, HIPAA compliant authorization for each patient whose protected health information (''PHI'') is sought to be disclosed; or (ii) authorization is not required under applicable law in order to disclose the PHI. In the event de-identified information is suitable, Company represents and warrants that it cannot nor will it attempt to identify the individual who is the subject of the de-identified information.

(ii)
If Accredo does not have on file a valid HIPAA compliant authorization, but Company nonetheless seeks PHI from Accredo, Company represents and warrants that the disclosure of such PHI by Accredo to Company (either directly to Company or to Company's data collection agent) satisfies the conditions of 45 C.F.R. § 164.512(b) in that: (i) if Company uses third party to collect data for Company, such third party is serving in the capacity as Company's agent for the purpose of, among other things, collecting data on behalf of Company; (ii) the data to be collected, which is set forth in the attached exhibits is to be used and/or disclosed by Company (or its data collection agent) solely for a public health activities purpose (or purposes) and for no other purpose; (iii) de-identified data (as described in 45 C.F.R. § 164.514{b){2)) is not sufficient under the circumstances to enable Company to satisfy its public health activities purpose(s); (iv) the data to be collected includes the minimal amount of PHI required in order for Company to conduct its public health activities purpose(s); and (v) Company will not, nor will its data collection agent, use or disclose PHI provided by Accredo, except as required by Company solely for Company's public health activities purpose(s).

(c)
Pedigree Law Compliance. By executing this Agreement, Company hereby designates Accredo, and Accredo accepts such designation, as an authorized distributor of record for purposes of the parties' compliance with the Prescription Drug Marketing Act of 1987, as amended by the

        Prescription Drug Amendments of 1992, and as may be further amended from time to time, and any and all applicable state pedigree laws having the same or similar designation as an authorized Accredo of record.

(d)
Regulatory Approvals.  Company represents and warrants that it has received all applicable regulatory and/or statutory approvals in order for it to lawfully distribute the Product(s) to Accredo hereunder.

(e)
FDA Compliance.  Company hereby represents that at the time of commercial sale of the Product Company will have received clearance from FDA to market the Product in the United States.  In the event FDA or any other governmental entity withdraws its marketing clearance for the Product, Company shall promptly notify Accredo. Furthermore, Company represents and warrants that, at the time of shipment or delivery from Company, the Products (a) shall not be adulterated, misbranded, or otherwise prohibited within the meaning of the Federal Food, Drug and Cosmetic Act, 21 U.S.C.A. 301 et. Seq., as amended, and in effect at the time of shipment or delivery (the "Act") or within the meaning of any applicable state or municipal law in which the definition of adulteration or misbranding are substantially the same as those contained in the Act; and (b) shall not be merchandise which may not be introduced or delivered for introduction into interstate commerce under the provisions of sections 301, 404 or 505 of the Act (21 U.S.C.A. 331, 344 and 355).

(f)
Prescriber Identifiable Data. The Parties acknowledge that prescriber identifiable data ("PID") laws currently exist and others may be enacted or amended from time to time. Accordingly, data provided hereunder may need to be modified in order to comply with such PID laws. Consistent therewith, Accredo may de-identify any information required hereunder to the extent necessary to comply with any such PID laws, and Accredo's so doing shall not be deemed a breach of this

      Agreement so long as the de-identification imposed by Accredo is the minimal amount reasonably needed for compliance. Furthermore, Company agrees that it shall not access, provide access to, use, or otherwise disclose, any data provided or made available by Accredo hereunder if doing so would result in a violation of any PID laws.

23.	CONFIDENTIALITY:
Each Party shall take all reasonable actions and do all things reasonably necessary to ensure that any information contained in this Agreement, as well as any information relating to this Agreement or is acquired by virtue of this Agreement (in either case, "Confidential Information") shall not be disclosed or used for purposes outside this Agreement; provided, however, that the foregoing shall not apply to information that: (i) is provided to the disclosing Party's attorney or accountant; (ii) is requested by a legal or regulatory authority; (iii) is provided by the disclosing Party to its Affiliate (provided such Affiliate is subject to the confidentiality restrictions herein), and for the purpose of this section "Affiliate" shall mean an entity which the disclosing Party maintains an ownership position; (iv) a Party can show it knew prior to disclosure without obligation of confidentiality; (v) is or becomes public knowledge through no fault said Party; (vi) is lawfully disclosed by a third Party under no obligation of confidentiality; or (vii) is required to be disclosed pursuant to court order or by law.  This Section shall survive any termination of this Agreement for a period of [****].  Each Party shall either return to the disclosing Party, or destroy, all Confidential Information received hereunder upon the expiration or termination of this Agreement, except that either Party may retain one (1) copy of such Confidential Information in order to satisfy any future legal obligations it may have.  Notwithstanding anything to the contrary contained herein, if reasonably necessary, Accredo shall be permitted to disclose to potential and existing customers of Accredo and either Party may disclose to any potential permitted purchaser of such party the general terms of this Agreement.
24.	MUTUAL INDEMNIFICATION:

(a)
Accredo will indemnify and hold Company harmless from and against any loss, cost, damage, expense, or other liability, including, without limitation, reasonable costs and attorney fees "Costs") incurred in connection with any and all third party claims, suits, investigations or enforcement actions ("Claims") as a result of Accredo's negligent acts, negligent omissions, or willful misconduct, or Accredo's breach of this Agreement.

(b)
Company will indemnify and hold Accredo harmless from and against any Costs incurred by Accredo in connection with any Claim as a result of Company's manufacturing of the Products, negligent acts, negligent omissions, willful misconduct, or Company's breach of this Agreement.

(a)	As a condition of indemnification, the Party seeking indemnification shall notify, to the extent possible under applicable law, the indemnifying Party in writing promptly upon learning of any Claim for which indemnification may be sought hereunder. The indemnifying Party shall have sole control over the defense of such Claim, and the indemnified Party will cooperate in such defense. No Party shall have an obligation to indemnify the other Party as described herein with respect to any claim settled without the mutual written consent of both Parties, which consent shall not be unreasonably withheld or delayed.
25.	LIMITATION OF LIABILITY:
In no event shall either Party be liable to the other under this Agreement for any special, incidental, indirect, exemplary, or consequential damages, whether based on breach of contract, warranty, tort (including negligence), lost profits or savings, punitive damages, injury to reputation, loss of customers or business, product liability, or otherwise, and whether or not such Party has been advised of the possibility of such damage.  In no event shall Company's cumulative liability under this Agreement exceed the amount of fees owed by Company to Distributor and Distributor's cumulative liability under this Agreement exceed the amount of fees received by Distributor from Company.  The foregoing limitations on liability shall not apply to any breach of confidentiality or for any indemnification obligations provided in Section 24.  The Parties acknowledge and agree that the foregoing limitations of liability are a condition and material consideration for their entry into this Agreement.
26.	INSURANCE:
Accredo and Company shall maintain such policies of [****].  Notwithstanding the foregoing, Company shall, at a minimum, maintain at the time of launch commercial products liability coverage, either through [****].  Each Party shall provide the other with reasonable proof of insurance upon written request.
27.	NOTICE:
Any notice, demand, request, consent, or approval required or permitted hereunder shall be in writing and shall be delivered: (i) personally; (ii) by certified mail, return receipt requested, postage prepaid; (iii) by facsimile transmission; or (iv) by overnight courier by a nationally recognized courier service, to the address indicated below or to such other address as may be designated in writing by each Party from time to time.
If to Company:
Raptor Pharmaceuticals Inc.
9 Commercial Boulevard
Suite 200
Novato, CA 94949
 Attention: Vice President, Health Services

If to Accredo:
Express Scripts, Inc.
One Express Way
St.  Louis, MO 63121
 Attn: General Counsel, Accredo
With Copy to:
Accredo Health Group, Inc.
1640 Century Center Parkway
Memphis, TN 38134
 Attn: VP, Account Management
All such communications shall be deemed to have been received by the intended recipient: [****]; (iii) upon confirmation of receipt of a facsimile transmission if sent by facsimile; or (iv) [****].
28.	SEVERABILITY:
In the event any portion of this Agreement not material to the remaining portions hereof shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.  Subject to the consent of both Parties, such consent not to be unreasonably withheld, if any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.
29.	AUDIT:
During the term of this Agreement and for [****], Company shall have the right to conduct an audit of the books and records of Accredo as follows:
(a)
Financial Audit: Company may audit the books and records of Accredo [****], including the financial terms. If any audit reveals (i) an error in the calculation, reporting and/or payment of the fees under this Agreement, (ii) that an overcharge incurred as a result of an error by Accredo, then Accredo shall provide a written response or explanation, correct any error, and remit any monies due [****].

(b)
Quality Audit: Company may conduct a quality/compliance audit of Accredo [****]. If any audit reveals a quality or compliance issue, Accredo shall provide a written response or explanation and correct any error. In addition to an annual audit, Company has the right to audit "for cause" as a result of a significant quality issue identified by Accredo, Company, or regulatory authority.

(c)	Notwithstanding the above, Company is limited to [****] Financial Audit, or [****] Quality Audit, or [****] audit combing both Quality and Financial aspects [****].
(d)
Audit Process: To conduct either audit described above, Company will provide Accredo with at least [****] prior written notice and provide a description of the scope of the audit to be performed.  If Company elects to conduct an audit, Accredo agrees to make available upon [****] advance written notice, during normal business hours, such documents and personnel in a manner as not to unduly interfere with the operations of Accredo.  Audit may be conducted by Company or a third party auditor selected by Company.  Any third party auditor hired by Company must (i) enter into a confidentiality agreement with Distributor with terms no less protective than those provided in this Agreement and (ii) be retained on an hourly or fixed rate basis (i.e. not a contingency basis).  Each Party shall pay their respective expenses associated with the audit.  The audit shall be conducted at Accredo's place of business during Accredo's normal business hours.  In the event Company seeks to audit Accredo and in connection with such audit Company seeks to access PHI, then such access to PHI must be consistent with the "HIPAA Compliance" subsection of the "Statutory and Regulatory Compliance" paragraph above.

30.	ENTIRE AGREEMENT:
With regard to the issues addressed herein, this Agreement and the exhibits hereto contain the entire agreement and understanding of the Parties, and supersedes any and all prior agreements and understandings regarding the same subject matter.  No amendment, modification, revision, representation, warranty, promise or waiver of or to this Agreement shall be effective unless the same shall be in writing and signed by both Parties.
31.	COUNTERPARTS:
This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.
32.	ASSIGNMENT:
Neither Party may assign this Agreement without the written consent of the other, provided however, that either Party may assign this Agreement to any affiliate that is wholly owned by its corporate parent, or to a third party in connection with the sale of all or substantially all of the business and assets of the assigning Party related to this Agreement.  Notwithstanding the foregoing, Accredo may subcontract portions of certain limited functions and responsibilities of this Agreement, provided that the subcontractor performs in a manner conforming to this Agreement, subcontractor enters into a confidentiality agreement no less extensive than required by this Agreement, and Accredo retains full responsibility and liability for the performance of the subcontracted service.  The Parties agree that CuraScript, Inc. will be a subcontractor of Accredo.  At no time shall Accredo subcontract all or substantially all of any given function to a third party without the prior written consent of Company.
33.	FORCE MAJEURE:
Notwithstanding anything to the contrary herein, neither Party shall be liable in any manner for any delay to perform its obligations hereunder which are beyond a Party's reasonable control, including, without limitation, any delay or failure due to strikes, labor disputes, riots, earthquakes, storms, hurricanes, floods or other extreme weather conditions, fires, explosions, acts of God, embargoes, war or other outbreak of hostilities, government acts or regulations, or the failure or inability of carriers, suppliers, delivery services, or telecommunications providers to provide services necessary to enable a Party to perform its obligations hereunder. In any such circumstance, the Party unable to perform its obligations shall notify the other Party of such circumstance, and said other Party shall have the right to terminate this Agreement immediately upon provision of written notice if the Party of the first part continues to be unable to perform its obligations hereunder for a [****].
34.	WAIVER:
No waiver of any term of this Agreement shall be valid unless waived in writing and signed by the Party against whom the waiver is sought. The failure of either Party to require performance by the other Party of any provision hereof shall not affect in anyway the right to require such performance at any time thereafter.
35.	INDEPENDENT CONTRACTORS:
Nothing in this Agreement is intended to create any relationship between Accredo and Company other than as independent contractors and neither Party, nor any of their employees, staff, agents, officers or directors shall be construed to be the agent, fiduciary, employee, or representative of the other.
36.	CHOICE OF LAW:
This Agreement and performance of the obligations hereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws provision therein.
37.	COMPLIANCE WITH LAW:
Each Party shall take all actions necessary and appropriate to assure that it complies with all applicable federal, state, and local laws, and regulations, including, without limitation, the Federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b), the Public Contracts Anti-Kickback Act (41 U.S.C. § 51 et seq.), the Stark Law {42 U.S.C. § 1395nn), and any laws and regulations relating to the terms of this Agreement, as required. . In addition, Accredo will comply with its policies and procedures relating to compliance with the above named laws.

38.	SURVIVAL:
The Confidentiality and indemnification obligations described in this Agreement shall survive the termination of this Agreement. These ongoing obligations shall be binding upon both parties regardless of the reason for the termination of this Agreement.
39.	THIRD PARTY BENEFICIARIES:
This Agreement is not a third Party beneficiary contract, and, therefore, there are no third Party beneficiaries to this Agreement.
IN WITNESS WHEREOF, the undersigned, duly authorized, has executed this Agreement, effective as of the date first written above.
ACCREDO HEALTH GROUP, INC.	RAPTOR PHARMACEUTICALS INC.
By: /s/ Bill Martin Print Name: Bill Martin Title: VP	By: /s/ Christopher M. Starr Print Name: Christopher M. Starr Title: CEO

EXHIBIT A
 PRODUCT
PRODUCT	NDC	STRENGTH	SIZE	PRODUCT PRICE	DISCOUNTED PRODUCT PRICE[1]
ProcysbiTM(cysteamine bitartrate)	49663-001-06	25mg capsule	60 capsules (50 cc bottle)	[****]
ProcysbiTM(cysteamine bitartrate)	49663-002-25	75mg capsule	250 capsules (400 cc bottle)	[****]

EXHIBIT B
 PHARMACY SERVICES

•
Accredo shall appoint an account manager for the Product who shall serve as a single point of contact for all communications between Company and Accredo. The account manager shall work to efficiently resolve issues and to develop programs with Company that are beneficial to outpatient customers.

•	Accredo shall conduct quarterly business reviews with Company to discuss pertinent issues related to the services and overall relationship.
•
Reimbursement intake; prior authorizations; appeals and on-going reimbursement related to third party payers according to the Company and [****] SOP.  Anticipate HUB conducting these services to initiate therapy and the SP to complete subsequent requirements.

•	Collaborate with Raptor and/or HUB provider regarding communicating any reimbursement assistance programs to patients.
•	Provide data services as defined in Exhibit C
•	[****]
•	[****]

In consideration for the pharmacy and data services, [****], performed under this Agreement, Raptor will provide Accredo a [****] of the Products purchased by Accredo under the Wholesale Product Purchase Agreement.
[****]
[****]
[****]
Accredo agrees that it will only purchase that volume of inventory which it reasonably expects to dispense within [****]. Without limiting the forgoing, Accredo will not engage in speculative purchasing or purchasing activities designed to manipulate [****] received hereunder. If Raptor, in good faith, determines that Accredo has violated this provision, Accredo will return [****] it has earned on the purchases of Product which violated this section.
On a[****], Accredo will provide Raptor with [****] showing the applicable, [****] percentages, as well as the total amount [****] owed.

EXHIBIT C
DATA REPORTS*
[****]
DATA EXCHANGE DETAILS
[****]
Element #	Data Element	Description	Required Referral Y/N	Max Length
1	Record Type	1. Referral 2.	Y	[****]
2	[****]	[****]	[****]	[****]
[****]
4	[****]	[****]	[****]	[****]
5	[****]	[****]	[****]	[****]
6	[****]	[****]	[****]	[****]
7	[****]	[****]	[****]	[****]
8	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]
12	[****]	[****]	[****]	[****]
13	[****]	[****]	[****]	[****]
14	[****]	[****]	[****]	[****]
15	[****]	[****]	[****]	[****]
16	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]

*            THE PARTIES INTEND ALL REPORTS SET FORTH IN THIS EXHIBIT WILL COMPLY WITH THE HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996, AS AMENDED, 42 U.S.C. § 1320D, ET SEQ., AND THE IMPLEMENTING REGULATIONS PROMULGATED THEREUNDER (COLLECTIVELY REFERRED TO HEREIN AS "HIPAA''). ALL REPORTS MADE HEREUNDER MUST BE CONSISTENT WITH THE "HIPAA COMPLIANCE" SUBSECTION OF THE "STATUTORY AND REGULATORY COMPLIANCE" PARAGRAPH OF THE AGREEMENT. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE DATA FILE LAYOUTS SET FORTH HEREIN AND THE AGREEMENT, THE TERMS OF THE AGREEMENT SHALL CONTROL AND ACCREDO SHALL BE ENTITLED TO UNILATERALLY MODIFY THE DATA REPORTS SET FORTH HEREIN WITHOUT NOTICE TO, OR CONSENT FROM, COMPANY, IN A MANNER CONSISTENT WITH APPLICABLE LAW (INCLUDING HIPAA).

19	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]
22	[****]	[****]	[****]	[****]
23	[****]	[****]	[****]	[****]
24	[****]	[****]	[****]	[****]
25	[****]	[****]	[****]	[****]
26	[****]	[****]	[****]	[****]
27	[****]	[****]	[****]	[****]
28	[****]	[****]	[****]	[****]
29	[****]	[****]	[****]	[****]
30	[****]	[****]	[****]	[****]
31	[****]	[****]	[****]	[****]
32	[****]	[****]	[****]	[****]
33	[****]	[****]	[****]	[****]
34	[****]	[****]	[****]	[****]
35	[****]	[****]	[****]	[****]
36	[****]	[****]	[****]	[****]
37	[****]	[****]	[****]	[****]
38	[****]	[****]	[****]	[****]
39	[****]	[****]	[****]	[****]
40	[****]	[****]	[****]	[****]
41	[****]	[****]	[****]	[****]
42	[****]	[****]	[****]	[****]
43	[****]	[****]	[****]	[****]
44	[****]	[****]	[****]	[****]
45	[****]	[****]	[****]	[****]
46	[****]	[****]	[****]	[****]
47	[****]	[****]	[****]	[****]
48	[****]	[****]	[****]	[****]
49	[****]	[****]	[****]	[****]
50	[****]	[****]	[****]	[****]

51	[****]	[****]	[****]	[****]
52	[****]	[****]	[****]	[****]
53	[****]	[****]	[****]	[****]
54	[****]	[****]	[****]	[****]
55	[****]	[****]	[****]	[****]
56	[****]	[****]	[****]	[****]
57	[****]	[****]	[****]	[****]

2.2                 [****]:
Element #	Data Element	Description	Required	Max Length
1	[****]	[****]	[****]	[****]
2	[****]	[****]	[****]	[****]
3	[****]	[****]	[****]	[****]
4	[****]	[****]	[****]	[****]
5	[****]	[****]	[****]	[****]
6	[****]	[****]	[****]	[****]
7	[****]	[****]	[****]	[****]
8	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]
12	[****]	[****]	[****]	[****]
13	[****]	[****]	[****]	[****]
14	[****]	[****]	[****]	[****]
15	[****]	[****]	[****]	[****]
16	[****]	[****]	[****]	[****]
16a	[****]	[****]	[****]	[****]
16b	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]
19	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]
22	[****]	[****]	[****]	[****]
23	[****]	[****]	[****]	[****]
24	[****]	[****]	[****]	[****]
25	[****]	[****]	[****]	[****]
26	[****]	[****]	[****]	[****]
27	[****]	[****]	[****]	[****]
28	[****]	[****]	[****]	[****]
29	[****]	[****]	[****]	[****]
30	[****]	[****]	[****]	[****]
31	[****]	[****]	[****]	[****]
32	[****]	[****]	[****]	[****]
33	[****]	[****]	[****]	[****]
34	[****]	[****]	[****]	[****]
35	[****]	[****]	[****]	[****]

36	[****]	[****]	[****]	[****]
37	[****]	[****]	[****]	[****]
38	[****]	[****]	[****]	[****]
39	[****]	[****]	[****]	[****]
40	[****]	[****]	[****]	[****]
41	[****]	[****]	[****]	[****]
41a	[****]	[****]	[****]	[****]
42	[****]	[****]	[****]	[****]
43	[****]	[****]	[****]	[****]
44	[****]	[****]	[****]	[****]
45	[****]	[****]	[****]	[****]
46	[****]	[****]	[****]	[****]
47	[****]		[****]	[****]
48	[****]		[****]	[****]
49	[****]		[****]	[****]
50	[****]		[****]	[****]
51	[****]	[****]	[****]	[****]
52	[****]	[****]	[****]	[****]
55		[****]	[****]
56		[****]	[****]
57		[****]	[****]

2.3    [****]

[****]	[****]
[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

EXHIBIT D
PRODUCT FORECAST*

Base Case	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2	2014 Q3	2014 Q4
60 capsule 25mg Bottles [****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
250 capsule 75mg Bottles [****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Fills	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Patients on therapy@ Qtr End	[****]	[****]	[****]	[****]	[****]	[****]	[****]
* [****]